UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 10, 2006

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc.	91320-1799
One Amgen Center Drive	(Zip Code)

Thousand Oaks, CA

(Address of principal executive offices)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR2 40.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2006, the Compensation and Management Development Committee of the Board of Directors (the “Compensation Committee”) of Amgen Inc. (the “Company”) approved the First Amendment to the Amgen Retirement and Savings Plan (As Amended and Restated Effective as of January 1, 2006) (the “Retirement and Savings Plan”), the Second Amendment to the Amgen Supplemental Retirement Plan (As Amended and Restated Effective January 1, 2005 and as further amended by the First Amendment, also effective January 1, 2005) (the “Supplemental Retirement Plan”) and the Sixth Amendment to the Amgen Inc. Change in Control Severance Plan (the “Change in Control Severance Plan”).

A description of the amendments to each plan follows below. The description of the amendments in this report are summaries of the amendments and are qualified in their entirety by the terms of the amendments, the full text of which are set forth in Exhibits 10.1, 10.2 and 10.3.

First Amendment to the Retirement and Savings Plan

The First Amendment to the Retirement and Savings Plan, effective on the dates specified therein, amends the Retirement and Savings Plan to, among other things, (i) provide for the participation of eligible staff members of Amgen Fremont Inc., a wholly owned subsidiary of Amgen Inc. resulting from Amgen’s acquisition of Abgenix, Inc., (ii) revise certain definitions used in the Retirement and Savings Plan, (iii) revise the provisions of the Retirement and Savings Plan relating to hardship withdrawals to specify the accounts from which hardship withdrawals may be taken and to clarify the consequences of hardship withdrawal, (iv) revise the provisions of the Retirement and Savings Plan relating to lost participants to permit reinstated accounts to be funded by forfeitures or by company contributions if forfeitures are insufficient and (v) add a new Appendix C setting forth provisions relating to the merger of the Immunex Corporation Profit Sharing 401(k) Plan into the Retirement and Savings Plan. The form of this amendment is furnished with this report as Exhibit 10.1.

Second Amendment to the Supplemental Retirement Plan

The Supplemental Retirement Plan is a non-qualified, unfunded plan and participation is available to participants in the Retirement and Savings Plan who are affected by the limits of the Internal Revenue Code of 1986, as amended (the “Code”), on the amount of employee compensation that may be recognized for purposes of calculating the Company matching contributions. The Second Amendment to the Supplemental Retirement Plan, effective July 1, 2006, amends the Supplemental Retirement Plan to provide that staff members of Amgen Fremont Inc. who meet the plan’s eligibility criteria may participate in the plan. The form of this amendment is furnished with this report as Exhibit 10.2.

Sixth Amendment to the Change in Control Severance Plan

The Sixth Amendment to the Change in Control Severance Plan, effective May 10, 2006, amends the Change in Control Severance Plan to provide that staff members of Amgen Fremont Inc. who meet the plan’s eligibility criteria may participate in the Change in Control Severance Plan. The form of this amendment is furnished with this report as Exhibit 10.3.

Item 9.01.  Financial Statements and Exhibits.

10.1	First Amendment to the Amgen Retirement and Savings Plan (As Amended and Restated Effective January 1, 2006)

10.2	Second Amendment to the Amgen Supplemental Retirement Plan (As Amended and Restated Effective January 1, 2005 and as further amended by the First Amendment, also effective January 1, 2005)

10.3	Sixth Amendment to the Amgen Inc. Change in Control Severance Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 16, 2006	By:	/s/ Brian McNamee
	Name:	Brian McNamee
	Title:	Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	First Amendment to the Amgen Retirement and Savings Plan (As Amended and Restated Effective January 1, 2006)

10.2	Second Amendment to the Amgen Supplemental Retirement Plan (As Amended and Restated Effective January 1, 2005 and as further amended by the First Amendment, also effective January 1, 2005)

10.3	Sixth Amendment to the Amgen Inc. Change in Control Severance Plan